EXHIBIT 99.1

Contact:	Franklin Resources, Inc.
Investor Relations: Brian Sevilla (650) 312-4091
Corporate Communications: Lisa Gallegos (650) 312-3395
franklintempleton.com

FOR IMMEDIATE RELEASE

Franklin Resources, Inc. Announces Second Quarter Results

San Mateo, CA, April 24, 2008 - Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE: BEN) today announced net income of $366.1 million, or $1.54 per share diluted, on revenues of $1,503.7 million for the quarter ended March 31, 2008. For the quarter ended December 31, 2007, net income was $518.3 million, or $2.12 per share diluted, on revenues of $1,685.6 million. For the quarter ended March 31, 2007, net income was $440.9 million, or $1.73 per share diluted, on revenues of $1,509.0 million.

Operating income for the quarter ended March 31, 2008 was $519.1 million, as compared to $635.7 million for the prior quarter and $499.1 million for the quarter ended March 31, 2007. The company’s non-operating income for the quarter ended March 31, 2008 included $32.4 million of investment and other income, net, as compared to $80.8 million in the prior quarter and $100.9 million for the quarter ended March 31, 2007.

Total assets under management by the company’s subsidiaries were $591.1 billion at March 31, 2008, as compared to $643.7 billion at December 31, 2007 and $576.0 billion at March 31, 2007. Simple monthly average assets under management during the quarter ended March 31, 2008 were $610.2 billion, as compared to $651.5 billion in the prior quarter and $563.7 billion in the same quarter a year ago. Equity assets comprised 55% of total assets under management at March 31, 2008, as compared to 59% of total assets under management at December 31, 2007 and 60% of total assets under management at March 31, 2007. Fixed-income assets comprised 25% of total assets under management at March 31, 2008, as compared to 22% of total assets under management at December 31, 2007 and 21% of total assets under management at March 31, 2007. Hybrid assets accounted for 19% of total assets under management at March 31, 2008, as compared to 18% of total assets under management at December 31, 2007 and March 31, 2007. Redemptions exceeded sales by $6.1 billion for the quarter ended March 31, 2008, as compared to sales exceeding redemptions by $4.6 billion for the prior quarter and $10.9 billion for the same quarter a year ago.

Cash and cash equivalents were $3.7 billion at March 31, 2008, as compared to $3.6 billion at September 30, 2007. Stockholders’ equity was $7.0 billion at March 31, 2008, as compared to $7.3 billion at September 30, 2007. The company had 236.4 million shares of common stock outstanding at March 31, 2008, as compared to 245.5 million shares outstanding at September 30, 2007. During the quarter ended March 31, 2008, the company repurchased 3.6 million shares of its common stock for a total cost of $360.9 million.

Fiscal Second Quarter 2008 Highlights

Global Business Developments1

(See important footnotes in “Supplemental Information” section at the end of this release.)

•	Franklin Templeton Investments acquired a 49 percent stake in Vietcombank Fund Management, a Vietnamese investment management company, expanding the company’s local asset management capabilities.
•	Franklin Templeton Investments was approved to establish a Foreign Fund Management Company in Malaysia by the Malaysian Securities Commission.
•	Franklin Templeton Investments introduced U.S.-registered Franklin India Growth Fund, the company’s first fund offering for U.S. investors to be sub-advised by one of its local asset management teams.
•	Franklin Templeton Investments ranked #3 out of 31 fund companies in a recent study published by Cogent Research that measured loyalty among financial advisors.[2]
•	Since its launch in January 2007, the company’s marketing campaign focused on fixed-income has resulted in first time sales from over 14,500 new financial advisors.
•	In Canada, DALBAR ranked Franklin Templeton Investments #1 among broker-distributed firms for English and French call center services.
•

Franklin Templeton Investments launched new commercials on national television continuing its “Gain From Our Perspective” campaign, which demonstrates how the company’s unique perspective on the market has led to successful investments.

Lipper Performance Rankings of Franklin Templeton’s U.S.-Registered Long-Term Mutual Funds1,3

FRANKLIN TEMPLETON4,5

Lipper Quartile	Period Ended March 31, 2008
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	44%	65%	66%	93%
3rd & 4th	56%	35%	34%	7%

FRANKLIN TEMPLETON EQUITY4,6

Lipper Quartile	Period Ended March 31, 2008
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	21%	49%	48%	90%
3rd & 4th	79%	51%	52%	10%

FRANKLIN TEMPLETON FIXED-INCOME4,7

Lipper Quartile	Period Ended March 31, 2008
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	90%	97%	100%	99%
3rd & 4th	10%	3%	0%	1%

FRANKLIN EQUITY4,8

Lipper Quartile	Period Ended March 31, 2008
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	13%	79%	80%	88%
3rd & 4th	87%	21%	20%	12%

TEMPLETON EQUITY4,9

Lipper Quartile	Period Ended March 31, 2008
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	24%	2%	22%	89%
3rd & 4th	76%	98%	78%	11%

MUTUAL SERIES EQUITY4,10

Lipper Quartile	Period Ended March 31, 2008
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	41%	60%	19%	100%
3rd & 4th	59%	40%	81%	0%

FRANKLIN TEMPLETON TAXABLE FIXED-INCOME4,11

Lipper Quartile	Period Ended March 31, 2008
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	91%	99%	99%	97%
3rd & 4th	9%	1%	1%	3%

FRANKLIN TEMPLETON TAX-FREE FIXED-INCOME4,12

Lipper Quartile	Period Ended March 31, 2008
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	90%	97%	100%	100%
3rd & 4th	10%	3%	0%	0%

Performance quoted above represents past performance, which cannot predict or guarantee future results.

Franklin Resources, Inc.

Preliminary Condensed Consolidated Income Statements

Unaudited

(in thousands, except per share data and assets under management)	Three months ended March 31,			Six months ended March 31,
	2008	2007	% Change	2008	2007	% Change
Operating Revenues
Investment management fees	$915,965	$850,796	8%	$1,936,280	$1,682,686	15%
Underwriting and distribution fees	499,513	570,848	(12%)	1,073,309	1,080,621	(1%)
Shareholder servicing fees	73,417	68,333	7%	146,592	135,898	8%
Consolidated sponsored investment products income, net	3,764	1,327	184%	6,668	2,164	208%
Other, net	11,033	17,702	(38%)	26,434	35,452	(25%)

Total operating revenues	1,503,692	1,509,006	—%	3,189,283	2,936,821	9%

Operating Expenses
Underwriting and distribution	485,612	533,946	(9%)	1,038,202	1,011,997	3%
Compensation and benefits	280,625	268,471	5%	560,915	519,487	8%
Information systems, technology and occupancy	79,854	73,953	8%	159,471	149,016	7%
Advertising and promotion	47,372	46,035	3%	94,016	80,896	16%
Amortization of deferred sales commissions	43,322	37,615	15%	87,873	71,362	23%
Other	47,820	49,903	(4%)	93,990	96,910	(3%)

Total operating expenses	984,605	1,009,923	(3%)	2,034,467	1,929,668	5%

Operating income	519,087	499,083	4%	1,154,816	1,007,153	15%

Other Income (Expenses)
Consolidated sponsored investment products (losses) gains, net	(26,064)	13,755	N/A	(27,041)	44,041	N/A
Investment and other income, net	32,393	100,857	(68%)	113,166	171,966	(34%)
Interest expense	(5,948)	(5,990)	(1%)	(11,993)	(12,112)	(1%)

Other income, net	381	108,622	(100%)	74,132	203,895	(64%)

Income before taxes on income	519,468	607,705	(15%)	1,228,948	1,211,048	1%
Taxes on income	153,372	166,839	(8%)	344,536	343,382	—%

Net income	$366,096	$440,866	(17%)	$884,412	$867,666	2%

Earnings per Share
Basic	$1.55	$1.75	(11%)	$3.70	$3.44	8%
Diluted	1.54	1.73	(11%)	3.67	3.40	8%

Dividends per share	$0.20	$0.15	33%	$0.40	$0.30	33%

Average Shares Outstanding (in thousands)
Basic	236,520	251,763	(6%)	239,066	252,085	(5%)
Diluted	238,360	255,160	(7%)	241,171	255,151	(5%)

Operating Margin[1]	35%	33%		36%	34%

Assets Under Management (in billions)
Beginning of period	$643.7	$552.9	16%	$645.9	$511.3	26%
Sales	44.0	43.4	1%	94.5	81.0	17%
Reinvested distributions	2.2	2.3	(4%)	21.7	15.2	43%
Redemptions	(50.1)	(32.5)	54%	(96.0)	(60.2)	59%
Distributions	(3.4)	(3.4)	—%	(26.5)	(19.0)	39%
Dispositions[2]	—	—	N/A	—	(2.0)	(100%)
(Depreciation) appreciation	(45.3)	13.3	N/A	(48.5)	49.7	N/A

End of period	$591.1	$576.0	3%	$591.1	$576.0	3%

Simple Monthly Average for Period	$610.2	$563.7	8%	$629.0	$547.8	15%

1 Operating margin: Operating income divided by total operating revenues.

2 The six months ended March 31, 2007 balance includes the divestiture of assets under management of a former subsidiary at October 1, 2006.

Franklin Resources, Inc.

Preliminary Condensed Consolidated Income Statements

Unaudited

(in thousands, except per share data, employees and billable shareholder accounts)	Three months ended
	31-Mar-08	31-Dec-07	% Change	30-Sep-07	30-Jun-07	31-Mar-07
Operating Revenues
Investment management fees	$915,965	$1,020,315	(10%)	$963,316	$927,843	$850,796
Underwriting and distribution fees	499,513	573,796	(13%)	577,762	619,315	570,848
Shareholder servicing fees	73,417	73,175	—%	71,035	70,126	68,333
Consolidated sponsored investment products income, net	3,764	2,904	30%	2,506	3,134	1,327
Other, net	11,033	15,401	(28%)	14,518	19,393	17,702

Total operating revenues	1,503,692	1,685,591	(11%)	1,629,137	1,639,811	1,509,006

Operating Expenses
Underwriting and distribution	485,612	552,590	(12%)	552,729	595,905	533,946
Compensation and benefits	280,625	280,290	—%	285,631	275,516	268,471
Information systems, technology and occupancy	79,854	79,617	—%	89,187	79,735	73,953
Advertising and promotion	47,372	46,644	2%	56,128	52,358	46,035
Amortization of deferred sales commissions	43,322	44,551	(3%)	45,935	40,817	37,615
Other	47,820	46,170	4%	58,139	76,474	49,903

Total operating expenses	984,605	1,049,862	(6%)	1,087,749	1,120,805	1,009,923

Operating income	519,087	635,729	(18%)	541,388	519,006	499,083

Other Income (Expenses)
Consolidated sponsored investment products (losses) gains, net	(26,064)	(977)	N/A	(2,719)	16,348	13,755
Investment and other income, net	32,393	80,773	(60%)	86,034	105,304	100,857
Interest expense	(5,948)	(6,045)	(2%)	(4,971)	(6,137)	(5,990)

Other income, net	381	73,751	(99%)	78,344	115,515	108,622

Income before taxes on income	519,468	709,480	(27%)	619,732	634,521	607,705
Taxes on income	153,372	191,164	(20%)	182,824	166,157	166,839

Net income	$366,096	$518,316	(29%)	$436,908	$468,364	$440,866

Earnings per Share
Basic	$1.55	$2.15	(28%)	$1.78	$1.89	$1.75
Diluted	1.54	2.12	(27%)	1.76	1.86	1.73

Dividends per share	$0.20	$0.20	—%	$0.15	$0.15	$0.15

Average Shares Outstanding (in thousands)
Basic	236,520	241,585	(2%)	244,807	247,858	251,763
Diluted	238,360	244,147	(2%)	247,869	251,305	255,160

Operating Margin[1]	35%	38%		33%	32%	33%

Employees	8,916	8,875	—%	8,699	8,665	8,337
Billable Shareholder Accounts (in millions)	22.0	21.2	4%	20.4	21.0	20.5

1 Operating margin: Operating income divided by total operating revenues.

ASSETS UNDER MANAGEMENT BY INVESTMENT OBJECTIVE

(in billions)	Three months ended
	31-Mar-08	31-Dec-07	% Change	30-Sep-07	30-Jun-07	31-Mar-07
Equity
Global/international	$243.4	$286.1	(15%)	$286.7	$274.4	$248.7
Domestic (U.S.)	84.8	95.8	(11%)	100.5	101.6	95.1
Total equity	328.2	381.9	(14%)	387.2	376.0	343.8
Hybrid	109.8	116.4	(6%)	117.2	112.7	105.0

Fixed-Income
Tax-free	59.6	59.3	1%	59.0	58.2	57.3
Taxable:
Global/international	54.5	48.3	13%	44.3	38.6	31.6
Domestic (U.S.)	31.5	31.5	—%	31.8	32.8	33.0
Total fixed-income	145.6	139.1	5%	135.1	129.6	121.9

Money Market	7.5	6.3	19%	6.4	5.7	5.3
Total Ending Assets	$591.1	$643.7	(8%)	$645.9	$624.0	$576.0

Simple Monthly Average Assets	$610.2	$651.5	(6%)	$627.3	$605.5	$563.7

ASSETS UNDER MANAGEMENT AND FLOWS
(in billions)	Three months ended
	31-Mar-08	31-Dec-07	% Change	31-Mar-07	% Change
Beginning Assets Under Management	$643.7	$645.9	—%	$552.9	16%
U.S. retail assets[1]
Beginning assets	$362.1	$369.7	(2%)	$330.9	9%

Sales	15.0	14.8	1%	20.1	(25%)
Reinvested distributions	1.4	16.6	(92%)	1.8	(22%)
Redemptions	(17.6)	(15.6)	13%	(13.1)	34%
Distributions	(2.4)	(21.6)	(89%)	(2.9)	(17%)
(Depreciation) appreciation	(23.7)	(1.8)	N/A	8.4	N/A

Ending assets	$334.8	$362.1	(8%)	$345.2	(3%)

Other assets, including international and institutional
Beginning assets	$281.6	$276.2	2%	$222.0	27%

Sales	29.0	35.7	(19%)	23.3	24%
Reinvested distributions	0.8	2.9	(72%)	0.5	60%
Redemptions	(32.5)	(30.3)	7%	(19.4)	68%
Distributions	(1.0)	(1.5)	(33%)	(0.5)	100%
(Depreciation) appreciation	(21.6)	(1.4)	N/A	4.9	N/A

Ending assets	$256.3	$281.6	(9%)	$230.8	11%

Total Ending Assets	$591.1	$643.7	(8%)	$576.0	3%

Total Assets Under Management
Beginning assets	$643.7	$645.9	—%	$552.9	16%

Sales	44.0	50.5	(13%)	43.4	1%
Reinvested distributions	2.2	19.5	(89%)	2.3	(4%)
Redemptions	(50.1)	(45.9)	9%	(32.5)	54%
Distributions	(3.4)	(23.1)	(85%)	(3.4)	—%
(Depreciation) appreciation	(45.3)	(3.2)	N/A	13.3	N/A

Ending assets	$591.1	$643.7	(8%)	$576.0	3%

1 U.S. retail assets include institutional assets totaling approximately $34.5 billion that are invested in U.S. retail fund and annuity products. Total institutional and high net-worth assets at March 31, 2008 were approximately $184.7 billion, of which high net-worth assets comprised $10.9 billion.

ASSETS UNDER MANAGEMENT AND FLOWS BY INVESTMENT OBJECTIVE

(in billions)	Three months ended
	31-Mar-08	31-Dec-07	31-Mar-07
Global/international equity
Beginning assets	$286.1	$286.7	$240.6

Sales	12.4	20.9	17.2
Reinvested distributions	0.5	11.3	0.7
Redemptions	(21.6)	(19.4)	(15.1)
Distributions	(0.6)	(12.3)	(0.8)
(Depreciation) appreciation	(33.4)	(1.1)	6.1

Ending assets	$243.4	$286.1	$248.7

Domestic (U.S.) equity
Beginning assets	95.8	100.5	91.0

Sales	2.7	3.8	5.1
Reinvested distributions	—	5.0	0.2
Redemptions	(5.4)	(4.8)	(3.9)
Distributions	—	(5.6)	(0.2)
(Depreciation) appreciation	(8.3)	(3.1)	2.9

Ending assets	84.8	95.8	95.1

Hybrid
Beginning assets	116.4	117.2	98.7

Sales	3.2	3.8	6.4
Reinvested distributions	0.7	2.0	0.6
Redemptions	(3.8)	(2.9)	(2.2)
Distributions	(1.1)	(2.9)	(0.9)
(Depreciation) appreciation	(5.6)	(0.8)	2.4

Ending assets	109.8	116.4	105.0

Tax-free income
Beginning assets	59.3	59.0	56.6

Sales	3.2	2.1	2.2
Reinvested distributions	0.4	0.4	0.4
Redemptions	(1.9)	(1.8)	(1.5)
Distributions	(0.7)	(0.7)	(0.7)
(Depreciation) appreciation	(0.7)	0.3	0.3

Ending assets	59.6	59.3	57.3

Taxable fixed-income
Beginning assets	79.8	76.1	60.6

Sales	19.0	16.8	10.5
Reinvested distributions	0.5	0.7	0.3
Redemptions	(15.0)	(13.7)	(7.5)
Distributions	(0.9)	(1.5)	(0.7)
Appreciation	2.6	1.4	1.4

Ending assets	86.0	79.8	64.6

Money market
Beginning assets	6.3	6.4	5.4

Sales	3.5	3.1	2.0
Reinvested distributions	0.1	0.1	0.1
Redemptions	(2.4)	(3.3)	(2.3)
Distributions	(0.1)	(0.1)	(0.1)
Appreciation	0.1	0.1	0.2

Ending assets	7.5	6.3	5.3

Ending Assets Under Management	$591.1	$643.7	$576.0

Conference Call Information

President and Chief Executive Officer of Franklin Resources, Inc., Greg Johnson, and Executive Vice President and Chief Financial Officer, Ken Lewis, will lead a live conference call on Thursday, April 24, 2008 at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) to discuss Franklin Resources’ fiscal second quarter 2008 financial results and answer analysts’ questions.

Access to the teleconference will be available via franklintempleton.com 10 minutes before the start of the call or by dialing (877) 480-6346 in the U.S. or (706) 902-1906 internationally.

A replay of the call will be archived on the “Our Company” page of franklintempleton.com through May 8, 2008. The replay can also be accessed by calling (800) 642-1687 in the U.S. or (706) 645-9291 internationally using access code 39991465, after 5:30 p.m. Eastern Time on April 24, 2008, through 11:59 p.m. Eastern Time on May 8, 2008.

Questions regarding the teleconference call should be directed to Franklin Resources, Inc., Investor Relations at (650) 312-4091 or Corporate Communications at (650) 312-2245.

Franklin Resources, Inc. [NYSE:BEN] is a global investment management organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management solutions managed by its Franklin, Templeton, Mutual Series, Bissett, Fiduciary Trust and Darby investment teams. The San Mateo, CA-based company has more than 60 years of investment experience and over $591 billion in assets under management as of March 31, 2008. For more information, please call 1-800/DIAL BEN® or visit franklintempleton.com.

Supplemental Information

Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other information, for any U.S.-registered Franklin Templeton fund, investors should talk to their financial advisors or call Franklin/Templeton Distributors, Inc. at 1-800/DIAL BEN® (1-800/342-5236). Please read the prospectus carefully before investing.

1.

Nothing in this section shall be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase or sale would be unlawful under the securities laws of such jurisdiction. Franklin/Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA, is the funds’ principal distributor and a wholly owned subsidiary of Franklin Resources, Inc.

2.	Cogent Research’s “Advisor Product Forecast” surveyed over 1,200 U.S.-registered financial advisors in October 2007, ranking advisor loyalty to open-end mutual funds.
3.

Lipper rankings for Franklin Templeton U.S.-registered mutual funds are based on Class A shares. Franklin Templeton funds are compared against a universe of all share classes. Performance rankings for other classes may vary.

4.

Lipper calculates averages by taking all the funds and share classes in a peer group and averaging their total returns for the periods indicated. Lipper tracks 145 peer groups of U.S. retail mutual funds, and the groups vary in size from 3 to 933 funds. Lipper total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered.

5.

Source: Lipper® Inc., 3/31/08. Of the eligible Franklin Templeton long-term mutual funds tracked by Lipper, 29, 38, 46 and 46 funds ranked in the top quartile and 31, 26, 18 and 20 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

6.

Source: Lipper® Inc., 3/31/08. Of the eligible Franklin Templeton equity mutual funds tracked by Lipper, 12, 12, 11 and 15 funds ranked in the top quartile and 14, 8, 11 and 11 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

7.

Source: Lipper® Inc., 3/31/08. Of the eligible Franklin Templeton non-money market fixed-income mutual funds tracked by Lipper, 17, 26, 35 and 31 funds ranked in the top quartile and 17, 18, 7 and 9 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

8.

Source: Lipper® Inc., 3/31/08. Of the eligible Franklin equity mutual funds tracked by Lipper, 9, 9, 7 and 8 funds ranked in the top quartile and 9, 5, 9 and 8 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

9.

Source: Lipper® Inc., 3/31/08. Of the eligible Templeton equity mutual funds tracked by Lipper, 2, 1, 2 and 2 funds ranked in the top quartile and 4, 0, 1 and 2 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

10.

Source: Lipper® Inc., 3/31/08. Of the eligible Mutual Series equity mutual funds tracked by Lipper, 1, 2, 2 and 5 funds ranked in the top quartile and 1, 3, 1 and 1 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

11.

Source: Lipper® Inc., 3/31/08. Of the eligible Franklin Templeton non-money market taxable fixed-income mutual funds tracked by Lipper, 6, 7, 5 and 4 funds ranked in the top quartile and 2, 4, 4 and 3 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

12.

Source: Lipper® Inc., 3/31/08. Of the eligible Franklin Templeton non-money market tax-free fixed-income mutual funds tracked by Lipper, 11, 19, 30 and 27 funds ranked in the top quartile and 15, 14, 3 and 6 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

Forward-Looking Statements:

The financial results in this press release are preliminary. Statements in this press release regarding Franklin Resources, Inc., which are not historical facts, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. These and other risks, uncertainties and other important factors are described in more detail in Franklin’s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, in Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations in Franklin’s Annual Report on Form 10-K for the fiscal year ended September 30, 2007, and Franklin’s subsequent Form 10-Q filing.

•	We are subject to extensive and often complex, overlapping and frequently changing rules, regulations and legal interpretations in the United States and abroad.
•

Regulatory and legislative actions and reforms have made the regulatory environment in which we operate more costly and future actions and reforms could adversely impact our assets under management, increase costs and negatively impact our profitability and future financial results.

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Our ability to maintain the beneficial tax treatment we anticipate with respect to non-U.S. earnings we have repatriated is based on current interpretations of the American Jobs Creation Act of 2004 (the “Jobs Act”) and timely and permitted use of such amounts in accordance with our domestic reinvestment plan and the Jobs Act.

•	Any significant limitation or failure of our software applications and other technology systems that are critical to our operations could constrain our operations.
•	We face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous countries.
•	We depend on key personnel and our financial performance could be negatively affected by the loss of their services.
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Strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and net income.

•	Changes in the distribution channels on which we depend could reduce our revenues and hinder our growth.
•	The amount or mix of our assets under management are subject to significant fluctuations and could negatively impact our revenues and income.
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Our increasing focus on international markets as a source of investments and sales of investment products subjects us to increased exchange rate and other risks in connection with earnings and income generated overseas.

•	Poor investment performance of our products could affect our sales or reduce the level of assets under management, potentially negatively impacting our revenues and income.
•	We could suffer losses in earnings or revenue if our reputation is harmed.

•	Our future results are dependent upon maintaining an appropriate level of expenses, which is subject to fluctuation.
•	Our ability to successfully integrate widely varied business lines can be impeded by systems and other technological limitations.
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Our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm or legal liability.

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Certain of the portfolios we manage, including our emerging market portfolios, are vulnerable to market-specific political, economic or other risks, any of which may negatively impact our revenues and income.

•	Our revenues, earnings and income could be adversely affected if the terms of our management agreements are significantly altered or these agreements are terminated by the funds we advise.
•	Diverse and strong competition limits the interest rates that we can charge on consumer loans.
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Civil litigation arising out of or relating to previously settled governmental investigations or other matters, governmental or regulatory investigations and/or examinations and the legal risks associated with our business could adversely impact our assets under management, increase costs and negatively impact our profitability and/or our future financial results.

•	Our ability to meet cash needs depends upon certain factors, including our asset value, credit worthiness and the market value of our stock.

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